UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

TOWER GROUP INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 4 Par-La-Ville Road

Hamilton HM 08, Bermuda

(Address of principal executive offices)

(441) 279-6611

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement

As previously announced by Tower Group International, Ltd. (the “Company”), on March 13, 2013, the Company and Tower Group, Inc. (“TGI”) consummated the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of July 30, 2012, by and among the Company, TGI and certain other parties, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2012. In connection with the Merger, the Company, then known as Canopius Holdings Bermuda Limited, was re-named Tower Group International, Ltd. and became the ultimate parent company of TGI, with TGI becoming its indirect wholly owned subsidiary.

On April 3, 2013, in connection with the Merger, the Company entered into a Guaranty Agreement (the “Guaranty”), in favor of Bank of America, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement, dated as of February 15, 2012, as amended from time to time (as so amended, the “Credit Agreement”), including by the Fourth Amendment Agreement and Waiver, dated as of April 3, 2013 (the “Fourth Amendment”). Pursuant to the Guaranty, the Company has agreed to guarantee the obligations of TGI under the Credit Agreement. Pursuant to the Fourth Amendment, TGI’s non-compliance with the restriction on a certain indebtedness covenant contained in the Credit Agreement was waived and the threshold amount for such covenant was increased from $126,200,000 to $275,000,000.

The foregoing summary of the Guaranty is not complete and is qualified in its entirety by a copy of the Guaranty and the Credit Agreement filed as exhibits to this Form 8-K, which exhibits are incorporated by reference to this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

See Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Guaranty Agreement, dated as of April 3, 2013, by Tower Group International, Ltd. in favor of Bank of America, N.A., as administrative agent for the lenders party to the Credit Agreement.

10.2	Amended and Restated Credit Agreement, dated as of February 15, 2012, among Tower Group, Inc., Bank of America, N.A. as administrative agent, fronting bank and L/C administrator, JPMorgan Chase Bank, N.A. as syndication agent, KeyBank National Association and PNC Bank, National Association as co-documentation agents and the lenders (incorporated herein by reference to Exhibit 10.1 in Tower Group, Inc.’s Current report on Form 8-K (File No. 000-50990) filed with the SEC on February 16, 2012).

10.3	First Amendment to Credit Agreement and Consent, dated as of June 22, 2012, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator.

10.4	Second Amendment to Credit Agreement and Consent, dated as of November 26, 2012, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator (incorporated herein by reference to Exhibit 10.1 in Tower Group, Inc.’s Current report on Form 8-K (File No. 000-50990) filed with the SEC on November 28, 2012).

10.5	Limited Waiver and Amendment Agreement, dated as of March 3, 2013, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator.

10.6	Fourth Amendment Agreement and Waiver, dated as of April 3, 2013, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER GROUP INTERNATIONAL, LTD.

Date: April 5, 2013	By:	/s/ William E. Hitselberger
	Name:	WILLIAM E. HITSELBERGER
	Title:	Executive Vice President & Chief Financial Officer